 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023

Osprey Bitcoin Trust

(Exact name of registrant as specified in its charter)

Delaware	000-56307	83-2424407
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

1241 Post Road

Fairfield, Connecticut 06824

(Address of principal executive offices) (Zip Code)

(914) 214-4697

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On January 13, 2023, Gregory D. King, CEO of Osprey Funds, LLC (the “Sponsor”) published the following letter to unitholders on our website:

Dear Unitholders,

The current legal framework has made it difficult for Osprey Bitcoin Trust (“we” or the “Trust”) to permit redemptions of our Units because we are unable to conduct concurrent offerings and redemptions of our Units.  However, because the Trust has not accepted new purchases for over one year, and we have no present intention of reopening sales of Units, we are considering a redemption program for investors in the Trust.  That redemption program would likely involve limited periodic redemptions of Units, although we have not ruled out the possibility of an open-ended redemption program.  In furtherance of this goal, we are working with legal counsel to offer a redemption program.  We will provide updates about material developments as they occur.

The information contained in this Form 8-K under Item 7.01 is deemed to be ”furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing. The information set forth in this Item 7.01 of this Form 8-K shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains certain forward-looking statements that involve substantial risks and uncertainties. Statements preceded by, followed by or that include words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms and other similar expressions are intended to identify some of the forward-looking statements. All statements (other than statements of historical fact) included in this Form 8-K that address activities, events or developments that will or may occur in the future, including, the Trust’s operations, the Sponsor of the Trust, references to the Trust’s future plans and other similar matters are forward-looking statements. These statements are only predictions. Actual events or results may differ materially from such statements. These statements are based upon certain assumptions and analyses the Sponsor made based on its perception of historical trends, current conditions and expected future developments, as well as other factors appropriate in the circumstances. For a further description of the risks and uncertainties, please see the risk factors discussed in the Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2022 and in “Item 1A. Risk Factors” of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  January 13, 2023

Osprey Funds, LLC as Sponsor of Osprey Bitcoin Trust (OBTC)
By:	/S/ Gregory D. King
Name: Gregory D. King Title: Chief Executive Officer